SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 6, 2012

SMSA Humble Acquisition Corp.
 (Exact name of registrant as specified in Charter)

Nevada	000-54095	27-2969191
(State of incorporation)	(Commission File No.)	(IRS Employee Identification No.)
5521 Riviera Drive, Coral Gables, FL 33146
(Address of Principal Executive Offices)

12890 Hilltop Road, Argyle, TX 76226

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, which reflect our views with respect to future events and financial performance.  These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements.  These forward-looking statements are identified by, among other things, the words “anticipates”, “believes”, “estimates”, “expects”, “plans”, “projects”, “targets” and similar expressions.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made.  We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Important factors that may cause actual results to differ from those projected include the risk factors specified below.

ITEM 1.01                      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 6, 2012, we entered into a stock purchase agreement, (the “Stock Purchase Agreement”), with Pierre Galoppi (the “Purchaser”), pursuant to which the Purchaser acquired 9,500,000 shares of our common stock for $9,500.00 or, $.001 per share.  As a result of this transaction, 10,030,612 shares of our common stock are currently issued and outstanding.

       The foregoing description of the terms of the Stock Purchase Agreement is qualified in its entirety by reference to the provisions of the document filed as Exhibit 2.1 to this report, which is incorporated by reference herein.

ITEM 2.01                      COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On August 6, 2012, we completed a stock sale transaction with the Purchaser pursuant to the Stock Purchase Agreement.

Our current business plan is to identify and enter into a combination transaction with a privately held Ecuadorian based business seeking to access the U.S. capital markets.

The purchase transaction effected with the Purchaser does not satisfy the Company’s obligation to complete a combination transaction with an operating business on or before August 10, 2012, as mandated by the Company’s confirmed Plan of Bankruptcy (the “Plan”). Pursuant to the Stock Purchase Agreement, the Company is afforded 120 days from the closing date of the stock purchase to consummate a transaction with an operating business identified by the Purchaser. If the Company fails to complete a business combination prior to December 10, 2012, all shares of the Company’s issued common stock will be deemed cancelled, the Company will file dissolution documents with the State of Nevada and will cease to exist.

We have no capital and must depend on the Purchaser to provide us with the necessary funds to implement our business plan.

Employees

We have no employees. Our president and sole director, Pierre Galoppi, will be responsible for managing our administrative affairs, including our reporting obligations pursuant to the requirements of the Exchange Act, until such time as we have opened our first facility.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of August 6, 2012 (i) by each person who is known by us to beneficially own more than 5% of our common stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group.

Name & Address of Beneficial Owner	Office, If Any	Title of Class	Amount & Nature of Beneficial Ownership	Percent of Class

Pierre Galoppi 5521 Riviera Drive Coral Gables, FL 33146	Chief Executive Officer, President, Secretary, Chief Financial Officer and Sole Director	Common Stock $0.001 par value	9,500,000	95%

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Directors and Executive Officers

The following table sets forth the name and position of each of our current executive officers and directors.

Name	Age	Position

Pierre Galoppi	49	CEO, President, Secretary, CFO, Sole Director

Pierre Galoppi is responsible for our overall operations.

Mr. Galoppi graduated from Concordia University in Montreal, Canada. He holds both a Bachelors Degree in commerce and a Masters of Business Administration. He is fluent in five languages including English, Spanish, Italian, French and Portuguese. From 1992-1994, Mr. Galoppi was the founder and managing director of Automated Travel Enterprises. Additionally, he served as the Chief Operating Officer and Chief Financial Officer of Gulfstream International Airlines from 1994-2000. In 2001, Mr. Galoppi founded PWG Trading Corporation and served as the president until 2006. Since then, Mr. Galoppi has worked as the founder and president of 1st PMG Capital Corporation, a company dedicated to providing consulting services in the areas of regional aviation and financial services.

There are no other agreements or understandings for any of our executive officers or directors to resign at the request of another person and no officer or director is acting on behalf of any other person.

Directors are elected until their successors are duly elected and qualified.

Board Composition and Committees

Our board of directors is currently composed of one member. All actions of the board of directors require the approval of a majority of the directors in attendance at a meeting at which a quorum is present.

We currently do not have standing audit, nominating or compensation committees.  Currently, our entire board of directors is responsible for the functions that would otherwise be handled by these committees.

To the best of our knowledge, none of our directors or executive officers has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement.

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings that arise in the ordinary course of business.  However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business.  We are currently not aware of any such legal proceedings or claims that we believe will have a material adverse affect on our business, financial condition or operating results.

ITEM 5.01                      CHANGES IN CONTROL OF REGISTRANT

Reference is made to the disclosure set forth under Item 2.01 of this report, which disclosure is incorporated herein by reference.

As a result of the closing of the stock purchase transaction, the Purchaser now owns 95% of the total outstanding shares of our capital stock and 95% total voting power of all our outstanding voting securities.

ITEM 5.02                      DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OFDIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORYARRANGEMENTS OF CERTAIN OFFICERS

In connection with the closing of the stock purchase transaction on August 6, 2012, Timothy P. Halter, our sole director and officer, submitted a resignation letter pursuant to which he resigned as a director and from all offices that he held effective immediately.  The resignation of Mr. Halter is not in connection with any known disagreement with us on any matter.

For certain biographical and other information regarding the newly appointed officers and directors, see the disclosure under Item 2.01 of this report, which disclosure is incorporated herein by reference.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

Filed herewith are the following exhibits:

Exhibit No.	Description
2.1	Stock Purchase Agreement, dated August 6, 2012, between the Company and the Purchaser

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMSA Humble Acquisition Corp.

By: /s/ Pierre Galoppi
Pierre Galoppi
President

Dated: August 6, 2012